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                                                                    Exhibit 99.2

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   Pro Forma Combined Statement of Operations
                      For the year Ended December 31, 1999
                      (In Thousands, Except Per Share Data)

                                                               Properties sold
                                                                   during      Sale of     Spinoff of   Park Plaza      Pro Forma
                                                  Historical        1999      Crossroads     Impark     Financing      (Unaudited)
                                                  ------------   -----------  -----------   ----------  -----------   -------------

Revenues
  Rents                                           $   116,482    $  (53,647)  $  (11,378)   $           $             $     51,457
  Interest - Mortgage loans                               463             -                                                    463
              - Short-term investments                  2,649          (567)          (7)      (1,950)           -             125
  Equity in income from joint venture                      64             -                                                     64
  Management fees                                         332             -                                                    332
  Other Income                                            784             -                                                    784
                                                  ------------   -----------  -----------   ----------  -----------   -------------
                                                      120,774       (54,214)     (11,385)      (1,950)           -          53,225
                                                  ------------   -----------  -----------   ----------  -----------   -------------

Expenses
  Property operating                                   44,894       (17,826)      (1,844)                                   25,224
  Real estate taxes                                     9,937        (3,709)      (1,987)                                    4,241
  Depreciation and amortization                        25,331       (11,283)      (1,691)                                   12,357
  Interest - Mortgage loans                            28,264       (11,221)      (4,327)                      698          13,414
               - Notes payable                          4,232        (4,193)                                                    39
               - Senior notes                           1,113             -                                                  1,113
               - Bank loans and other                   4,833        (3,253)                                                 1,580
  General and administrative                           14,664        (3,516)                                                11,148
  Unrealized loss on carrying value of
    assets identified for                                                 -                                                      -
    disposition and impaired assets                     9,800             -                                                  9,800
                                                  ------------   -----------  -----------   ----------  -----------   -------------
                                                      143,068       (55,001)      (9,849)           -          698          78,916
                                                  ------------   -----------  -----------   ----------  -----------   -------------


Income (loss) before capital gain,
  extraordinary loss and preferred dividend       $   (22,294)   $      787   $   (1,536)   $  (1,950)  $     (698)   $    (25,691)
                                                  ============   ===========  ===========   ==========  ===========   =============


Per share data

Adjusted shares of beneficial interest, basic          38,827                                                               38,827
                                                  ------------                                                        -------------
Adjusted shares of beneficial interest, diluted        38,836                                                               38,836
                                                  ------------                                                        -------------

Loss before capital gain, extraordinary loss and
  preferred dividend, basic and diluted           $     (0.57)                                                        $      (0.66)
                                                  ============                                                        =============





      See Notes to Pro Forma Combined Financial Statements.